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VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING
AND FINANCIAL DATA
For the Quarter Ended March 31, 2018

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures.  Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided in Appendix: Non-GAAP Reconciliations.
Net Operating Income ("NOI") - NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer

RESEARCH COVERAGE - EQUITY

James Feldman/Kimberly Hong	Steve Sakwa/Robert Simone	John W. Guinee/Aaron Wolf
Bank of America/Merrill Lynch	Evercore ISI	Stifel Nicolaus & Company
646-855-5808/646-556-3329	212-446-9462/212-446-9459	443-224-1307/443-224-1206

Ross Smotrich/Trevor Young	Jed Reagan/Daniel Ismail	Michael Lewis
Barclays Capital	Green Street Advisors	SunTrust Robinson Humphrey
212-526-2306/212-526-3098	949-640-8780	212-319-5659

John P. Kim/Alex Nelson	Anthony Paolone	Nick Yulico/Frank Lee
BMO Capital Markets	JP Morgan	UBS
212-885-4115/212-885-4144	212-622-6682	212-713-3402/415-352-5679

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Adam J. Gabalski
Citi	Morgan Stanley
212-816-1383/212-816-1382	212-761-7064/212-761-8051

Vincent Chao/Mike Husseini	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
212-250-6799/212-250-7703	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal	Thierry Perrein
Bank of America/Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-6435	212-340-3816	704-410-3262

Cristina Rosenberg	Mark Streeter
Citi	JP Morgan
212-723-6199	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2018 BUSINESS DEVELOPMENTS
Acquisition Activity

537 West 26th Street

On February 9, 2018, we acquired 537 West 26th Street, a 14,000 square foot commercial property adjacent to our 260 Eleventh Avenue office property and 55,000 square feet of additional zoning air rights, for $44,000,000.

Disposition Activity

11 East 68th Street

On January 17, 2018, Vornado Capital Partners Real Estate Fund (the "Fund") completed the sale of the retail condominium at 11 East 68th Street, a property located on Madison Avenue and 68th Street, for $82,000,000. From the inception of this investment through its disposition, the Fund realized a $46,259,000 net gain.

Financing Activities

On January 4 and 11, 2018, we redeemed all of the outstanding 6.625% Series G and Series I cumulative redeemable preferred shares at their redemption price of $25.00 per share, or $470,000,000 in the aggregate, plus accrued and unpaid dividends through the date of redemption, and expensed $14,486,000 of previously capitalized issuance costs.

On January 5, 2018, we completed a $100,000,000 refinancing of 33-00 Northern Boulevard (Center Building), a 471,000 square foot office building in Long Island City, New York. The seven-year loan is at LIBOR plus 1.80%, which was swapped to a fixed rate of 4.14%. We realized net proceeds of approximately $37,200,000 after repayment of the existing 4.43% $59,800,000 mortgage and closing costs.

First Quarter Leasing Activity

424,000 square feet of New York Office space (359,000 square feet at share) at an initial rent of $82.07 per square foot and a weighted average term of 10.5 years. The GAAP and cash mark-to-markets on the 285,000 square feet of second generation space were positive 62.5% and 50.3%, respectively. Excluding a 77,000 square foot lease at 770 Broadway, the GAAP and cash mark-to-markets were positive 20.2% and 12.5%, respectively. Tenant improvements and leasing commissions were $9.33 per square foot per annum, or 11.4% of initial rent.

77,000 square feet of New York Retail space (all at share and all second generation) at an initial rent of $212.03 per square foot and a weighted average term of 4.5 years. The GAAP and cash mark-to-markets were negative 12.3% and 20.1%, respectively. Excluding a 43,000 square foot lease at 435 Seventh Avenue, the GAAP and cash mark-to-markets were positive 19.2% and 4.9%, respectively. Tenant improvements and leasing commissions were $14.06 per square foot per annum, or 6.6% of initial rent.

119,000 square feet at theMART (all at share) at an initial rent of $50.39 per square foot and a weighted average term of 5.7 years. The GAAP and cash mark-to-markets on the 113,000 square feet of second generation space were positive 36.6% and 28.0%, respectively. Tenant improvements and leasing commissions were $4.19 per square foot per annum, or 8.3% of initial rent.

89,000 square feet at 555 California Street (62,000 square feet at share) at an initial rent of $85.89 per square foot and a weighted average term of 7.1 years. The GAAP and cash mark-to-markets on the 30,000 square feet of second generation space were positive 39.3% and 17.0%, respectively. Tenant improvements and leasing commissions were $11.64 per square foot per annum, or 13.6% of initial rent.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	First Quarter 2018		Fourth Quarter 2017		Third Quarter 2017		Second Quarter 2017
High price	$78.31	(1)	$80.30	(1)	$97.25		$103.35
Low price	$64.13	(1)	$71.90	(1)	$72.77	(1)	$91.18
Closing price - end of quarter	$67.30	(1)	$78.18	(1)	$76.88	(1)	$93.90

Annualized dividend per share	$2.52	(1)	$2.40	(1)	$2.40	(1)	$2.84
JBGS annualized dividend per share	0.45	(2)	0.45	(2)	0.45	(2)	—
	$2.97		$2.85		$2.85		$2.84

Annualized dividend yield - on closing price	3.7%		3.1%		3.1%		3.0%

Outstanding shares, Class A units and convertible preferred units as converted, excluding stock options (in thousands)	203,613		203,198		203,138		202,518

Closing market value of outstanding shares, Class A units and convertible preferred units as converted, excluding stock options	$13.7 Billion		$15.9 Billion		$15.6 Billion		$19.0 Billion
____________________
(1) Reflects the July 17, 2017 spin-off of JBG SMITH Properties (NYSE: JBGS).
(2) JBGS annualized dividend of $0.90 per common share, adjusted for the 1:2 spin-off distribution.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)
	Three Months Ended
	March 31,		December 31, 2017
	2018	2017
Total revenues	$536,437	$508,058	$536,226

Net (loss) income attributable to common shareholders	$(17,841)	$47,752	$27,319
Per common share:
Basic	$(0.09)	$0.25	$0.14
Diluted	$(0.09)	$0.25	$0.14

Net income attributable to common shareholders, as adjusted (non-GAAP)	$56,388	$46,873	$65,479
Per diluted share (non-GAAP)	$0.30	$0.25	$0.34

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$173,842	$160,105	$187,553
Per diluted share (non-GAAP)	$0.91	$0.84	$0.98

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$102,479	$205,729	$153,151
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$109,418	$219,513	$163,523
Per diluted share (non-GAAP)	$0.54	$1.08	$0.80

Dividends per common share	$0.63	$0.71	$0.60

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	69.2%	84.5%	61.2%
FAD payout ratio	90.0%	94.7%	90.9%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	191,057	190,412	191,063
Convertible units:
Class A	11,848	11,634	11,677
D-13	678	445	615
G1-G4	58	39	50
Equity awards - unit equivalents	353	640	598
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	203,994	203,170	204,003

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME
(unaudited and in thousands)
	Trailing Twelve Months Ended March 31, 2018				Year Ended December 31, 2017
	NOI - cash basis	Less: BMS	Pro-forma NOI - cash basis		Pro-forma NOI - cash basis

New York - Office	$690,699	$(24,690)	$666,009		$654,839
New York - Retail	324,488	—	324,488		324,318
New York - Residential	21,683	—	21,683		21,626
theMART	101,789	—	101,789		99,242
555 California Street	46,782	—	46,782	(1)	45,281	(1)
	$1,185,441	$(24,690)	$1,160,751		$1,145,306
____________________

(1)	Excludes incremental NOI from the lease-up of 345 Montgomery Street.

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	Three Months Ended
	March 31,			December 31,
	2018	2017	Inc (Dec)	2017
Property rentals	$422,099	$391,920	$30,179	$419,970
Straight-lining of rents	7,430	11,856	(4,426)	8,040
Amortization of acquired below-market leases, net	10,581	11,116	(535)	11,345
Total property rentals	440,110	414,892	25,218	439,355
Tenant expense reimbursements	60,310	59,033	1,277	59,333
Fee and other income:
BMS cleaning fees	28,355	25,071	3,284	28,218
Management and leasing fees	2,764	2,275	489	2,705
Lease termination fees	345	3,850	(3,505)	2,224
Other income	4,553	2,937	1,616	4,391
Total revenues	536,437	508,058	28,379	536,226
Operating expenses	237,602	220,659	16,943	225,011
Depreciation and amortization	108,686	105,128	3,558	114,166
General and administrative	43,633	47,237	(3,604)	35,139
(Income) expense from deferred compensation plan liability	(404)	2,469	(2,873)	1,699
Transaction related costs and other	13,156	752	12,404	703
Total expenses	402,673	376,245	26,428	376,718
Operating income	133,764	131,813	1,951	159,508
(Loss) income from partially owned entities	(9,904)	1,358	(11,262)	9,622
(Loss) income from real estate fund investments	(8,807)	268	(9,075)	4,889
Interest and other investment (loss) income, net	(24,384)	6,695	(31,079)	8,294
(Loss) income from deferred compensation plan assets	(404)	2,469	(2,873)	1,699
Interest and debt expense	(88,166)	(82,724)	(5,442)	(93,073)
Net gains on disposition of wholly owned and partially owned assets	—	501	(501)	—
Income before income taxes	2,099	60,380	(58,281)	90,939
Income tax expense	(1,454)	(1,851)	397	(38,661)
Income from continuing operations	645	58,529	(57,884)	52,278
(Loss) income from discontinued operations	(363)	15,318	(15,681)	1,273
Net income	282	73,847	(73,565)	53,551
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	8,274	(6,737)	15,011	(7,366)
Operating Partnership	1,124	(3,229)	4,353	(1,853)
Net income attributable to Vornado	9,680	63,881	(54,201)	44,332
Preferred share dividends	(13,035)	(16,129)	3,094	(17,013)
Preferred share issuance costs	(14,486)	—	(14,486)	—
Net (loss) income attributable to common shareholders	$(17,841)	$47,752	$(65,593)	$27,319

Capitalized expenditures:
Leasing payroll	$1,348	$974	$374	$1,749
Development payroll	1,709	1,173	536	1,710
Interest and debt expense	14,726	10,815	3,911	13,251

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	Three Months Ended March 31, 2018
	Total	New York	Other
Property rentals	$422,099	$343,045	$79,054
Straight-lining of rents	7,430	6,019	1,411
Amortization of acquired below-market leases, net	10,581	10,282	299
Total property rentals	440,110	359,346	80,764
Tenant expense reimbursements	60,310	54,490	5,820
Fee and other income:
BMS cleaning fees	28,355	30,153	(1,798)
Management and leasing fees	2,764	2,481	283
Lease termination fees	345	308	37
Other income	4,553	1,706	2,847
Total revenues	536,437	448,484	87,953
Operating expenses	237,602	197,916	39,686
Depreciation and amortization	108,686	87,150	21,536
General and administrative	43,633	11,116	32,517
Income from deferred compensation plan liability	(404)	—	(404)
Transaction related costs and other	13,156	13,103	53
Total expenses	402,673	309,285	93,388
Operating income (loss)	133,764	139,199	(5,435)
Loss from partially owned entities	(9,904)	(6,938)	(2,966)
Loss from real estate fund investments	(8,807)	—	(8,807)
Interest and other investment (loss) income, net	(24,384)	1,258	(25,642)
Loss from deferred compensation plan assets	(404)	—	(404)
Interest and debt expense	(88,166)	(62,209)	(25,957)
Income (loss) before income taxes	2,099	71,310	(69,211)
Income tax expense	(1,454)	(1,041)	(413)
Income (loss) from continuing operations	645	70,269	(69,624)
Loss from discontinued operations	(363)	—	(363)
Net income (loss)	282	70,269	(69,987)
Less net loss attributable to noncontrolling interests in:
Consolidated subsidiaries	8,274	3,669	4,605
Operating Partnership	1,124	—	1,124
Net income (loss) attributable to Vornado	9,680	73,938	(64,258)
Preferred share dividends	(13,035)	—	(13,035)
Preferred share issuance costs	(14,486)	—	(14,486)
Net (loss) income attributable to common shareholders for the three months ended March 31, 2018	$(17,841)	$73,938	$(91,779)
Net income (loss) attributable to common shareholders for the three months ended March 31, 2017	$47,752	$94,020	$(46,268)

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended March 31, 2018
	Total	New York	Other
Total revenues	$536,437	$448,484	$87,953
Operating expenses	237,602	197,916	39,686
NOI - consolidated	298,835	250,568	48,267
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,312)	(11,745)	(5,567)
Add: Our share of NOI from partially owned entities	67,513	49,773	17,740
NOI at share	349,036	288,596	60,440
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(17,948)	(17,323)	(625)
NOI at share - cash basis	$331,088	$271,273	$59,815

	For the Three Months Ended March 31, 2017
	Total	New York	Other
Total revenues	$508,058	$426,239	$81,819
Operating expenses	220,659	183,107	37,552
NOI - consolidated	287,399	243,132	44,267
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,338)	(11,439)	(4,899)
Add: Our share of NOI from partially owned entities	66,097	45,462	20,635
NOI at share	337,158	277,155	60,003
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(20,481)	(18,372)	(2,109)
NOI at share - cash basis	$316,677	$258,783	$57,894

	For the Three Months Ended December 31, 2017
	Total	New York	Other
Total revenues	$536,226	$462,597	$73,629
Operating expenses	225,011	195,421	29,590
NOI - consolidated	311,215	267,176	44,039
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,533)	(11,648)	(4,885)
Add: Our share of NOI from partially owned entities	69,175	48,700	20,475
NOI at share	363,857	304,228	59,629
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(21,579)	(21,441)	(138)
NOI at share - cash basis	$342,278	$282,787	$59,491
________________________________________
See appendix page vi for details of NOI components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT
(unaudited and in thousands)

	For the Three Months Ended
	March 31,		December 31, 2017
	2018	2017
NOI at share:
New York:
Office	$187,156	$174,724	$189,481
Retail	87,909	89,048	90,853
Residential	6,141	6,278	5,920
Alexander's	11,575	11,743	11,656
Hotel Pennsylvania	(4,185)	(4,638)	6,318
Total New York	288,596	277,155	304,228

Other:
theMART	26,875	25,889	24,249
555 California Street	13,511	12,034	12,003
Other investments	20,054	22,080	23,377
Total Other	60,440	60,003	59,629

Total NOI at share	$349,036	$337,158	$363,857

NOI at share - cash basis:
New York:
Office	$178,199	$166,339	$175,787
Retail	79,589	79,419	83,320
Residential	5,599	5,542	5,325
Alexander's	12,039	12,088	12,004
Hotel Pennsylvania	(4,153)	(4,605)	6,351
Total New York	271,273	258,783	282,787

Other:
theMART	27,079	24,532	24,396
555 California Street	12,826	11,325	11,916
Other investments	19,910	22,037	23,179
Total Other	59,815	57,894	59,491

Total NOI at share - cash basis	$331,088	$316,677	$342,278

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)
	As of		Increase (Decrease)
	March 31, 2018	December 31, 2017
ASSETS
Real estate, at cost:
Land	$3,170,158	$3,143,648	$26,510
Buildings and improvements	9,946,225	9,898,605	47,620
Development costs and construction in progress	1,705,244	1,615,101	90,143
Leasehold improvements and equipment	104,710	98,941	5,769
Total	14,926,337	14,756,295	170,042
Less accumulated depreciation and amortization	(2,962,983)	(2,885,283)	(77,700)
Real estate, net	11,963,354	11,871,012	92,342
Cash and cash equivalents	1,327,384	1,817,655	(490,271)
Restricted cash	90,684	97,157	(6,473)
Marketable securities	149,766	182,752	(32,986)
Tenant and other receivables, net	64,387	58,700	5,687
Investments in partially owned entities	1,033,228	1,056,829	(23,601)
Real estate fund investments	336,552	354,804	(18,252)
Receivable arising from the straight-lining of rents, net	934,535	926,711	7,824
Deferred leasing costs, net	405,209	403,492	1,717
Identified intangible assets, net	152,834	159,260	(6,426)
Assets related to discontinued operations	275	1,357	(1,082)
Other assets	406,275	468,205	(61,930)
Total Assets	$16,864,483	$17,397,934	$(533,451)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$8,102,238	$8,137,139	$(34,901)
Senior unsecured notes, net	843,125	843,614	(489)
Unsecured term loan, net	749,114	748,734	380
Unsecured revolving credit facilities	80,000	—	80,000
Accounts payable and accrued expenses	431,094	415,794	15,300
Deferred revenue	200,648	227,069	(26,421)
Deferred compensation plan	109,525	109,177	348
Liabilities related to discontinued operations	1,176	3,620	(2,444)
Preferred shares redeemed on January 4 and 11, 2018	—	455,514	(455,514)
Other liabilities	465,659	464,635	1,024
Total liabilities	10,982,579	11,405,296	(422,717)
Redeemable noncontrolling interests	857,026	984,937	(127,911)
Vornado shareholders' equity	4,360,092	4,337,652	22,440
Noncontrolling interests in consolidated subsidiaries	664,786	670,049	(5,263)
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$16,864,483	$17,397,934	$(533,451)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)
			March 31, 2018
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$8,164,718
Senior unsecured notes			850,000
$750 Million unsecured term loan			750,000
$2.5 Billion unsecured revolving credit facilities			80,000
			9,844,718
Pro rata share of debt of non-consolidated entities (excluding $1,673,728 of Toys' debt)			3,459,655
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(602,715)
			12,701,658

	Shares/Units	Par Value
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,928

	Converted Shares	March 31, 2018 Common Share Price
Equity:
Common shares	190,169	$67.30	12,798,374
Class A units	11,895	67.30	800,534
Convertible share equivalents:
Equity awards - unit equivalents	759	67.30	51,081
D-13 preferred units	694	67.30	46,706
G1-G4 units	58	67.30	3,903
Series A preferred shares	38	67.30	2,557
			13,703,155
Total Market Capitalization			$27,329,741
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xi in Appendix: Non-GAAP Reconciliations.

DEBT ANALYSIS
(unaudited and in thousands)
	As of March 31, 2018
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$9,844,718	3.56%	$3,982,692	3.47%	$5,862,026	3.63%
Pro rata share of debt of non-consolidated entities:
Toys	1,673,728	9.58%	1,077,782	9.29%	595,946	10.10%
All other	3,459,655	4.26%	1,415,799	3.54%	2,043,856	4.75%
Total	14,978,101	4.40%	6,476,273	4.46%	8,501,828	4.35%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)	(602,715)		(147,709)		(455,006)
Company's pro rata share of total debt	$14,375,386	4.42%	$6,328,564	4.48%	$8,046,822	4.37%

Debt Covenant Ratios:(2)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities and Unsecured Term Loan
		Actual
	Required	Due 2022	Due 2025	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	51%	49%	Less than 60%	39%
Secured debt/total assets	Less than 50%	41%	39%	Less than 50%	31%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.55	2.55		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.44
Unencumbered assets/unsecured debt	Greater than 150%	389%	409%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	20%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	7.87

Unencumbered EBITDA (non-GAAP):	Q1 2018
Annualized
New York	$413,684
Other	35,336
Total	$449,020
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xi in Appendix: Non-GAAP Reconciliations.

(2)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(3)
Total assets include EBITDA capped at 7.5% under the senior unsecured notes due 2022, 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2018	2019	2020	2021	2022	Thereafter	Total
435 Seventh Avenue - retail	08/19	L+225	4.06%		$—	$96,538	$—	$—	$—	$—	$96,538
4 Union Square South - retail	11/19	L+215	3.82%		—	113,495	—	—	—	—	113,495
150 West 34th Street	06/20	L+225	3.95%		—	—	205,000	—	—	—	205,000
100 West 33rd Street - office and retail	07/20	L+165	3.34%		—	—	580,000	—	—	—	580,000
220 Central Park South	09/20	L+200	3.89%		—	—	950,000	—	—	—	950,000
Unsecured Term Loan	10/20	L+115	3.02%		—	—	750,000	—	—	—	750,000
Eleven Penn Plaza	12/20		3.95%		—	—	450,000	—	—	—	450,000
888 Seventh Avenue	12/20		3.15%	(2)	—	—	375,000	—	—	—	375,000
Borgata Land	02/21		5.14%		—	—	—	55,338	—	—	55,338
770 Broadway	03/21		2.56%	(3)	—	—	—	700,000	—	—	700,000
909 Third Avenue	05/21		3.91%		—	—	—	350,000	—	—	350,000
606 Broadway	05/21	L+300	4.74%		—	—	—	42,659	—	—	42,659
555 California Street	09/21		5.10%		—	—	—	566,688	—	—	566,688
theMART	09/21		2.70%		—	—	—	675,000	—	—	675,000
655 Fifth Avenue	10/21	L+140	3.06%		—	—	—	140,000	—	—	140,000
Two Penn Plaza	12/21	L+165	3.31%		—	—	—	575,000	—	—	575,000
Senior unsecured notes due 2022	01/22		5.00%		—	—	—	—	400,000	—	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100	—%		—	—	—	—	—	—	—
1290 Avenue of the Americas	11/22		3.34%		—	—	—	—	950,000	—	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	3.46%		—	—	—	—	450,000	—	450,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	2.72%		—	—	—	—	—	80,000	80,000
666 Fifth Avenue Retail Condominium	03/23		3.61%		—	—	—	—	—	390,000	390,000
33-00 Northern Boulevard	01/25		4.14%	(4)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	—	450,000	450,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000

Total consolidated debt (contractual)					$—	$210,033	$3,310,000	$3,104,685	$1,800,000	$1,420,000	$9,844,718

Weighted average rate					—%	3.93%	3.52%	3.44%	3.74%	3.65%	3.56%

Fixed rate debt					$—	$—	$825,000	$2,347,026	$1,350,000	$1,340,000	$5,862,026
Fixed weighted average rate expiring					—%	—%	3.59%	3.47%	3.83%	3.70%	3.63%
Floating rate debt					$—	$210,033	$2,485,000	$757,659	$450,000	$80,000	$3,982,692
Floating weighted average rate expiring					—%	3.93%	3.50%	3.35%	3.46%	2.72%	3.47%
____________________________________________________________________________________________________________________________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Pursuant to an existing swap agreement, the loan bears interest at 3.15% through December 2020. The rate was swapped from LIBOR plus 1.60% (3.26% as of March 31, 2018).

(3)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (3.45% as of March 31, 2018).

(4)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (3.52% as of March 31, 2018).

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at March 31, 2018	Company's Carrying Amount		Company's Pro rata Share of Debt (1)		100% of Joint Venture Debt (1)		Maturity Date	Spread over LIBOR	Interest Rate
Alexander's, Inc. ("Alexander's")	Office/Retail	32.4%	$116,078		$405,476		$1,251,469		Various	Various	Various

Pennsylvania Real Estate Investment Trust ("PREIT")	Retail	8.0%	65,187		132,772		1,662,439		Various	Various	Various

Urban Edge Properties ("UE")	Retail	4.5%	44,176		71,252		1,578,317		Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	123,315		165,000		300,000		03/21	L+175	3.45%
280 Park Avenue	Office/Retail	50.0%	120,082		600,000		1,200,000		09/24	L+173	3.45%
650 Madison Avenue	Office/Retail	20.1%	111,182		161,024		800,000		10/20	N/A	4.39%
512 West 22nd Street	Office/Retail	55.0%	60,637		40,714		74,026		11/20	L+265	4.33%
West 57th Street properties	Office/Retail/Land	50.0%	42,771		10,000		20,000		12/22	L+160	3.26%
61 Ninth Avenue	Office/Retail	45.1%	29,583		28,721		63,684		12/21	L+305	4.73%
825 Seventh Avenue	Office	50.0%	8,247		10,250		20,500		06/19	L+140	3.05%
85 Tenth Avenue	Office/Retail	49.9%	(2,170)		311,875		625,000		12/26	N/A	4.55%
Other	Office/Retail	Various	4,088		17,465		50,150		Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	140,470		275,550		550,000		06/18	N/A	3.48%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	42,931		20,239		40,148		06/19	L+225	4.10%
Moynihan Office Building	Office/Retail	50.1%	35,769		110,112		219,784		06/21	L+325	4.94%
666 Fifth Avenue Office Condominium	Office/Retail	49.5%	35,760		700,396		1,414,941		02/19	N/A	6.35%
Other	Various	Various	55,122		1,788,537	(2)	5,824,788	(2)	Various	Various	Various
			$1,033,228		$4,849,383		$15,695,246

330 Madison Avenue	Office	25.0%	$(54,878)	(3)	$125,000		$500,000		08/24	N/A	3.43%
7 West 34th Street	Office/Retail	53.0%	(47,582)	(4)	159,000		300,000		06/26	N/A	3.65%
			$(102,460)		$284,000		$800,000
____________________

(1)	Represents the contractual debt obligations.

(2)	Primarily Toys "R" Us, Inc.

(3)	Our negative basis resulted from a refinancing distribution and is included in "other liabilities" on our consolidated balance sheets.

(4)	Our negative basis resulted from a deferred gain from the sale of a 47.0% ownership interest in the property on May 27, 2016 and is included in "other liabilities" on our consolidated balance sheets.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage Ownership at March 31, 2018	Our Share of Net (Loss) Income for the Three Months Ended March 31,			Our Share of NOI (non-GAAP) for the Three Months Ended March 31,
		2018		2017	2018	2017
Joint Venture Name
New York:
One Park Avenue	55.0%	$(4,898)	(1)	$804	$5,934	$3,686
Alexander's	32.4%	(3,209)	(2)	6,892	11,575	11,743
Independence Plaza	50.1%	1,484		1,248	5,650	5,530
650 Madison Avenue	20.1%	(1,063)		(1,468)	2,505	2,182
7 West 34th Street	53.0%	1,029		103	3,437	3,386
330 Madison Avenue	25.0%	714		1,343	2,777	2,327
825 Seventh Avenue	50.0%	692		677	846	840
85 Tenth Avenue	49.9%	(553)		555	4,604	4,582
280 Park Avenue	50.0%	(264)		(1,284)	9,490	8,179
West 57th Street properties	50.0%	(81)		(44)	198	253
Moynihan Office Building	50.1%	(19)		—	(19)	—
Other, net	Various	(770)		(722)	1,377	1,385
		(6,938)		8,104	48,374	44,093

Other:
666 Fifth Avenue Office Condominium	49.5%	(3,492)		(10,197)	5,273	5,366
Alexander's corporate fee income	32.4%	1,208		1,509	1,208	1,507
UE	4.5%	(641)		1,300	2,872	3,290
PREIT	8.0%	(429)		(2,830)	5,721	6,162
Rosslyn Plaza	43.7% to 50.4%	(284)		(55)	1,033	1,172
Suffolk Downs	21.2%	298		(236)	(14)	294
Other, net	Various	374		3,763	1,647	2,844
		(2,966)		(6,746)	17,740	20,635

Total		$(9,904)		$1,358	$66,114	$64,728
____________________
(1) 2018 includes our $4,978 share of potential additional Transfer Tax related to the March 2011 acquisition of One Park Avenue.
(2) 2018 includes our $7,708 share of Alexander's potential additional Transfer Tax.

SQUARE FOOTAGE
(unaudited and square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	21,421	17,611	646	16,782	—	183	—
Retail	2,888	2,549	128	—	2,421	—	—
Residential - 1,696 units	1,568	835	—	—	—	—	835
Alexander's (32.4% interest), including 312 residential units	2,437	790	—	288	419	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	29,714	23,185	774	17,070	2,840	183	2,318

Other:
theMART	3,693	3,684	—	2,043	109	1,532	—
555 California Street (70% interest)	1,805	1,264	45	1,188	31	—	—
Other	4,280	2,050	863	212	864	—	111
	9,778	6,998	908	3,443	1,004	1,532	111

Total square feet at March 31, 2018	39,492	30,183	1,682	20,513	3,844	1,715	2,429

Total square feet at December 31, 2017	39,439	30,133	1,568	20,500	3,892	1,744	2,429

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,686	11	4,970
theMART	558	4	1,651
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at March 31, 2018	2,823	20	8,168

TOP 30 TENANTS
(unaudited and in thousands, except square feet)
Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
IPG and affiliates	923,896	$58,798	2.4%
Facebook	513,896	50,013	2.0%
Swatch Group USA	25,633	40,571	1.6%
Macy's	646,434	37,831	1.5%
Victoria's Secret (guaranteed by L Brands, Inc.)	91,427	34,339	1.4%
Bloomberg L.P.	287,898	33,469	1.4%
AXA Equitable Life Insurance	336,646	32,267	1.3%
Google/Motorola Mobility (guaranteed by Google)	728,483	32,111	1.3%
Oath (Verizon)	327,138	30,685	1.2%
Forever 21	170,374	30,445	1.2%
Ziff Brothers Investments, Inc.	287,030	30,229	1.2%
McGraw-Hill Companies, Inc.	479,557	29,897	1.2%
AMC Networks, Inc.	404,920	26,423	1.1%
The City of New York	565,846	25,053	1.0%
Topshop	94,349	23,685	1.0%
Amazon (including its Whole Foods subsidiary)	308,113	23,519	0.9%
Fast Retailing (Uniqlo)	90,732	22,867	0.9%
Madison Square Garden	344,355	22,500	0.9%
Neuberger Berman Group LLC	288,325	22,475	0.9%
J. Crew	250,635	21,841	0.9%
Hollister	21,741	19,809	0.8%
JCPenney	426,370	19,699	0.8%
Bank of America	232,728	18,390	0.7%
PwC	243,434	17,137	0.7%
New York University	287,637	15,748	0.6%
U.S. Government	578,711	13,469	0.5%
Integrated Holdings Group	131,565	12,704	0.5%
Information Builders, Inc.	229,064	12,505	0.5%
Cushman & Wakefield	127,314	11,645	0.5%
New York & Company, Inc.	207,585	11,520	0.5%
			31.4%
____________________
(1) Includes leases not yet commenced.
(2) See reconciliation of consolidated revenues to our pro rata share of total annualized revenues on page xi in Appendix: Non-GAAP Reconciliations.

LEASE EXPIRATIONS NEW YORK SEGMENT
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	86,000	$3,558,000	$41.37	0.3%

	Second Quarter 2018	177,000	13,415,000	75.79	1.2%
	Third Quarter 2018	74,000	6,382,000	86.24	0.6%
	Fourth Quarter 2018	325,000	25,740,000	79.20	2.3%
	Total 2018	576,000	45,537,000	79.06	4.1%
	First Quarter 2019	171,000	11,135,000	65.12	1.0%
	Remaining 2019	520,000	34,036,000	65.45	3.0%
	2020	1,385,000	95,875,000	69.22	8.5%
	2021	1,165,000	86,424,000	74.18	7.6%
	2022	773,000	47,834,000	61.88	4.2%
	2023	1,918,000	152,204,000	79.36	13.4%
	2024	1,306,000	102,540,000	78.51	9.0%
	2025	802,000	59,280,000	73.92	5.1%
	2026	1,406,000	104,183,000	74.10	9.2%
	2027	1,088,000	76,693,000	70.49	6.8%
	2028	991,000	67,512,000	68.13	6.0%
	Thereafter	3,975,000	246,927,000	62.12	21.8%

Retail:	Month to Month	55,000	$3,476,000	$63.20	0.8%

	Second Quarter 2018	9,000	1,887,000	209.67	0.4%
	Third Quarter 2018	44,000	14,506,000	329.68	3.2%
	Fourth Quarter 2018	9,000	1,708,000	189.78	0.4%
	Total 2018	62,000	18,101,000	291.95	4.0%
	First Quarter 2019	55,000	15,105,000	274.64	3.4%
	Remaining 2019	161,000	22,865,000	142.02	5.1%
	2020	82,000	12,094,000	147.49	2.7%
	2021	66,000	11,069,000	167.71	2.5%
	2022	32,000	7,388,000	230.88	1.7%
	2023	90,000	39,190,000	435.44	8.8%
	2024	193,000	71,783,000	371.93	16.1%
	2025	41,000	17,776,000	433.56	4.0%
	2026	129,000	42,091,000	326.29	9.4%
	2027	31,000	21,472,000	692.65	4.8%
	2028	43,000	16,082,000	374.00	3.6%
	Thereafter	874,000	148,092,000	169.44	33.1%
____________________
(1) Excludes storage, vacancy and other.

LEASE EXPIRATIONS theMART
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	4,000	$239,000	$59.75	0.2%

	Second Quarter 2018	17,000	760,000	44.71	0.5%
	Third Quarter 2018	175,000	6,401,000	36.58	4.2%
	Fourth Quarter 2018	49,000	2,274,000	46.41	1.5%
	Total 2018	241,000	9,435,000	39.15	6.2%
	First Quarter 2019	63,000	3,287,000	52.17	2.1%
	Remaining 2019	90,000	4,525,000	50.28	2.9%
	2020	294,000	13,111,000	44.60	8.5%
	2021	344,000	14,595,000	42.43	9.5%
	2022	654,000	28,180,000	43.09	18.3%
	2023	277,000	12,666,000	45.73	8.2%
	2024	219,000	8,959,000	40.91	5.9%
	2025	332,000	15,311,000	46.12	9.9%
	2026	181,000	8,090,000	44.70	5.3%
	2027	108,000	4,828,000	44.70	3.1%
	2028	631,000	24,066,000	38.14	15.6%
	Thereafter	168,000	6,677,000	39.74	4.3%
____________________
(1) Excludes storage, vacancy and other.

LEASE EXPIRATIONS 555 California Street
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—

	Second Quarter 2018	6,000	364,000	60.67	0.4%
	Third Quarter 2018	2,000	148,000	74.00	0.2%
	Fourth Quarter 2018	—	—	—	—%
	Total 2018	8,000	512,000	64.00	0.6%
	First Quarter 2019	—	—	—	—%
	Remaining 2019	40,000	3,313,000	82.83	3.8%
	2020	101,000	6,289,000	62.27	7.3%
	2021	76,000	5,234,000	68.87	6.1%
	2022	37,000	2,801,000	75.70	3.3%
	2023	132,000	9,012,000	68.27	10.5%
	2024	59,000	5,033,000	85.31	5.8%
	2025	343,000	23,318,000	67.98	27.1%
	2026	138,000	10,324,000	74.81	12.0%
	2027	65,000	5,164,000	79.45	6.0%
	2028	—	—	—	—%
	Thereafter	164,000	15,067,000	91.87	17.5%
____________________
(1) Excludes storage, vacancy and other.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York					555 California Street
	Office		Retail		theMART
Three Months Ended March 31, 2018
Total square feet leased	424		77		119	89
Our share of square feet leased:	359		77		119	62
Initial rent(1)	$82.07		$212.03		$50.39	$85.89
Weighted average lease term (years)	10.5		4.5		5.7	7.1
Second generation relet space:
Square feet	285		77		113	30
GAAP basis:
Straight-line rent(2)	$85.11		$222.11		$51.08	$99.34
Prior straight-line rent	$52.39		$253.14		$37.40	$71.29
Percentage increase (decrease)	62.5%	(3)	(12.3)%	(4)	36.6%	39.3%
Cash basis (non-GAAP):
Initial rent(1)	$83.96		$212.03		$50.31	$96.68
Prior escalated rent	$55.87		$265.50		$39.31	$82.61
Percentage increase (decrease)	50.3%	(3)	(20.1)%	(4)	28.0%	17.0%
Tenant improvements and leasing commissions:
Per square foot	$97.99		$63.26		$23.89	$82.65
Per square foot per annum	$9.33		$14.06		$4.19	$11.64
Percentage of initial rent	11.4%		6.6%		8.3%	13.6%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)	Excluding a single lease at 770 Broadway for 77 square feet, the GAAP and cash basis mark-to-markets were positive 20.2% and 12.5%, respectively.

(4)	Excluding a single lease at 435 Seventh Avenue for 43 square feet, the GAAP and cash basis mark-to-markets were positive 19.2% and 4.9%, respectively.

OCCUPANCY, SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP)
(unaudited)
	New York	theMART	555 California Street
Occupancy rate at:
March 31, 2018	96.9%	99.1%	97.8%
December 31, 2017	97.2%	98.6%	94.2%
March 31, 2017	96.6%	98.9%	93.1%

Same store NOI at share % increase (decrease)(1):
Three months ended March 31, 2018 compared to March 31, 2017	4.0%	(2)	3.4%		12.3%
Three months ended March 31, 2018 compared to December 31, 2017	(5.6)%	(2)	10.7%	(3)	12.6%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended March 31, 2018 compared to March 31, 2017	5.6%	(2)	10.0%		13.3%
Three months ended March 31, 2018 compared to December 31, 2017	(4.5)%	(2)	10.9%	(3)	7.6%
____________________

(1)	See pages vii through x in the Appendix: Non-GAAP reconciliations for same store NOI - at share reconciliations.

		Increase (Decrease)
(2)	Excluding Hotel Pennsylvania - same store NOI at share % increase (decrease):
	Three months ended March 31, 2018 compared to March 31, 2017	3.7%
	Three months ended March 31, 2018 compared to December 31, 2017	(2.2)%

	Excluding Hotel Pennsylvania - same store NOI at share - cash basis % increase (decrease):
	Three months ended March 31, 2018 compared to March 31, 2017	5.3%
	Three months ended March 31, 2018 compared to December 31, 2017	(0.8)%

(3)	Excluding tradeshows seasonality, same store NOI at share and same store NOI at share - cash basis decreased by 0.7% and 0.5%, respectively.

RESIDENTIAL STATISTICS in service
(unaudited)
		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
March 31, 2018	2,008	980	96.9%	$3,726
December 31, 2017	2,009	981	96.7%	$3,722
March 31, 2017	2,004	977	95.4%	$3,600

DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF MARCH 31, 2018
(unaudited and in thousands, except square feet)

			(At Share)						Full Quarter Stabilized Operations
		Property Rentable Sq. Ft.	Excluding Land Costs					Initial Occupancy
Current Projects:	Segment		Incremental Budget	Amount Expended		% Complete	Start
220 Central Park South - residential condominiums	Other	397,000	$1,400,000	$970,000	(1)	69.3%	Q3 2012	N/A	N/A
Moynihan Office Building - (50.1% interest)(2)	New York	850,000	400,000	30,375		7.6%	Q2 2017	Q3 2020	Q2 2022
One Penn Plaza - renovation(3)	New York	2,530,000	200,000	2,460		1.2%	Q4 2018	N/A	N/A
61 Ninth Avenue - office/retail (45.1% interest)(4)	New York	170,000	69,000	51,826		75.1%	Q1 2016	Q2 2018	Q2 2019
512 West 22nd Street - office/retail (55.0% interest)	New York	173,000	72,000	44,521	(5)	61.8%	Q4 2015	Q3 2018	Q1 2020
345 Montgomery Street (555 California Street) (70.0% interest)	Other	64,000	32,000	3,157	(6)	9.9%	Q1 2018	Q3 2019	Q3 2020
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000	19,195	(7)	64.0%	Q2 2016	Q4 2018	Q2 2020
825 Seventh Avenue - office (50.0% interest)	New York	165,000	15,000	1,103		7.4%	Q2 2018	Q1 2020	Q1 2021
Total current projects				$1,122,637

Future Opportunities:	Segment	Property Zoning Sq. Ft.
Penn Plaza - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(8)	New York	300,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		480,000
____________________

(1)	Excludes land and acquisition costs of $515,426.

(2)	Excludes $115,230 for our share of the upfront contribution of $230,000. The building and land are subject to a lease which expires in 2116.

(3)	The building is subject to a ground lease which expires in 2098.

(4)	The building is subject to a ground lease which expires in 2115.

(5)	Excludes land and acquisition costs of $57,000.

(6)	Excludes land and building costs of $31,000.

(7)	Excludes land and acquisition costs of $22,703.

(8)	The building is subject to a ground lease which expires in 2114.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
CONSOLIDATED
(unaudited and in thousands, except per square foot amounts)

	Three Months Ended March 31, 2018	Year Ended December 31,
		2017		2016
Capital expenditures (accrual basis):
Expenditures to maintain assets	$18,087	$100,556		$114,031
Tenant improvements	24,102	89,696		86,630
Leasing commissions	11,590	30,165		38,938
Non-recurring capital expenditures	12,283	80,461		55,636
Total capital expenditures and leasing commissions (accrual basis)	66,062	300,878		295,235
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	23,534	153,511		268,101
Expenditures to be made in future periods for the current period	(30,352)	(142,877)		(117,910)
Total capital expenditures and leasing commissions (cash basis)	$59,244	$311,512		$445,426

Our share of square feet leased	617	2,111		2,307
Tenant improvements and leasing commissions per square foot per annum	$8.66	$9.51		$7.79
Percentage of initial rent	9.4%	11.1%		10.0%

	Three Months Ended March 31, 2018	Year Ended December 31,
		2017		2016
Development and redevelopment expenditures:
220 Central Park South	$75,239	$265,791		$303,974
606 Broadway	4,791	15,997		4,234
345 Montgomery Street (555 California Street)	2,196	5,950		434
Penn Plaza	1,218	7,107		11,904
90 Park Avenue	412	7,523		33,308
Marriott Marquis Times Square - retail and signage	352	1,982		9,283
640 Fifth Avenue	190	1,648		46,282
304 Canal Street	162	3,973		5,941
theMART	129	5,682		24,788
Other	2,119	40,199	(1)	166,417	(1)
	$86,808	$355,852		$606,565
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
NEW YORK SEGMENT
(unaudited and in thousands, except per square foot amounts)

	Three Months Ended March 31, 2018	Year Ended December 31,
		2017	2016
Capital expenditures (accrual basis):
Expenditures to maintain assets	$11,965	$73,745	$67,239
Tenant improvements	20,836	42,475	63,995
Leasing commissions	10,973	21,183	32,475
Non-recurring capital expenditures	8,182	68,977	41,322
Total capital expenditures and leasing commissions (accrual basis)	51,956	206,380	205,031
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	20,524	101,500	159,144
Expenditures to be made in future periods for the current period	(27,227)	(90,798)	(100,151)
Total capital expenditures and leasing commissions (cash basis)	$45,253	$217,082	$264,024

Our share of square feet leased	436	1,566	1,932
Tenant improvements and leasing commissions per square foot per annum	$9.73	$10.21	$7.98
Percentage of initial rent	9.3%	10.9%	9.7%

	Three Months Ended March 31, 2018	Year Ended December 31,
		2017	2016
Development and redevelopment expenditures:
606 Broadway	$4,791	$15,997	$4,234
Penn Plaza	1,218	7,107	11,904
90 Park Avenue	412	7,523	33,308
Marriott Marquis Times Square - retail and signage	352	1,982	9,283
640 Fifth Avenue	190	1,648	46,282
304 Canal Street	162	3,973	5,941
Other	1,690	5,144	7,251
	$8,815	$43,374	$118,203

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
theMART
(unaudited and in thousands, except per square foot amounts)
	Three Months Ended March 31, 2018	Year Ended December 31,
		2017	2016
Capital expenditures (accrual basis):
Expenditures to maintain assets	$2,651	$11,725	$16,343
Tenant improvements	2,433	9,423	6,722
Leasing commissions	254	1,190	1,355
Non-recurring capital expenditures	156	1,092	1,518
Total capital expenditures and leasing commissions (accrual basis)	5,494	23,430	25,938
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	2,044	8,784	24,314
Expenditures to be made in future periods for the current period	(2,977)	(9,011)	1,654
Total capital expenditures and leasing commissions (cash basis)	$4,561	$23,203	$51,906

Our share of square feet leased	119	345	269
Tenant improvements and leasing commissions per square foot per annum	$4.19	$5.13	$5.57
Percentage of initial rent	8.3%	10.8%	11.6%

	Three Months Ended March 31, 2018	Year Ended December 31,
		2017	2016
Development and redevelopment expenditures:
Common area enhancements	$129	$5,682	$24,788
Other	136	459	1,384
	$265	$6,141	$26,172

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
555 CALIFORNIA STREET
(unaudited and in thousands, except per square foot amounts)

	Three Months Ended March 31, 2018	Year Ended December 31,
		2017	2016
Capital expenditures (accrual basis):
Expenditures to maintain assets	$3,471	$7,893	$5,704
Tenant improvements	833	6,652	3,201
Leasing commissions	363	2,147	1,041
Non-recurring capital expenditures	3,945	6,208	3,900
Total capital expenditures and leasing commissions (accrual basis)	8,612	22,900	13,846
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	966	17,906	12,708
Expenditures to be made in future periods for the current period	(148)	(3,301)	(3,056)
Total capital expenditures and leasing commissions (cash basis)	$9,430	$37,505	$23,498

Our share of square feet leased	62	200	106
Tenant improvements and leasing commissions per square foot per annum	$11.64	$10.33	$9.08
Percentage of initial rent	13.6%	11.7%	11.8%

	Three Months Ended March 31, 2018	Year Ended December 31,
		2017	2016
Development and redevelopment expenditures:
345 Montgomery Street	$2,196	$5,950	$434
Other	134	6,465	8,716
	$2,330	$12,415	$9,150

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
OTHER
(unaudited and in thousands)

	Three Months Ended March 31, 2018	Year Ended December 31,
		2017		2016
Development and redevelopment expenditures:
220 Central Park South	$75,239	$265,791		$303,974
Other	159	28,131	(1)	149,066	(1)
	$75,398	$293,922		$453,040
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn Plaza:
One Penn Plaza
(ground leased through 2098)								Cisco, Lion Resources, WSP USA, Symantec Corporation,
-Office	100.0%	88.2%	$63.20	2,264,000	2,264,000	—	$—	United Health Care, Siemens Mobility*
								Bank of America, Kmart Corporation,
-Retail	100.0%	99.2%	136.72	271,000	271,000	—	—	Shake Shack, Starbucks
	100.0%	89.3%	71.06	2,535,000	2,535,000	—	—

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	100.0%	58.80	1,589,000	1,482,000	107,000	575,000	Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	100.0%	214.86	45,000	39,000	6,000	—	Chase Manhattan Bank
	100.0%	100.0%	63.10	1,634,000	1,521,000	113,000	575,000

Eleven Penn Plaza
-Office	100.0%	99.7%	61.39	1,114,000	1,114,000	—	450,000	Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	85.2%	147.25	38,000	38,000	—	—	Madison Square Garden
	100.0%	99.2%	64.22	1,152,000	1,152,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	65.60	857,000	857,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	97.0%	131.36	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone,
-Office	100.0%	95.0%	62.71	691,000	691,000	—	50,150	Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	—	—	18,000	18,000	—	—
	100.0%	92.6%	62.71	709,000	709,000	—	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	187.82	43,000	43,000	—	96,538	Forever 21*

7 West 34th Street
-Office	53.0%	100.0%	65.06	458,000	458,000	—	300,000	Amazon
-Retail	53.0%	71.8%	293.50	21,000	21,000	—	—	Amazon
	53.0%	98.8%	75.07	479,000	479,000	—	300,000

484 Eighth Avenue
-Retail	100.0%	—	—	16,000	—	16,000	—

431 Seventh Avenue
-Retail	100.0%	100.0%	263.93	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	88.25	6,000	6,000	—	—

267 West 34th Street
-Retail	100.0%	—	—	6,000	—	6,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn Plaza (Continued):
138-142 West 32nd Street
-Retail	100.0%	35.3%	$77.89		8,000	8,000	—	$—

150 West 34th Street
-Retail	100.0%	100.0%	71.89		78,000	78,000	—	205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	93.76		3,000	3,000	—	—

265 West 34th Street
-Retail	100.0%	—	—		3,000	—	3,000	—

131-135 West 33rd Street
-Retail	100.0%	100.0%	41.90		23,000	23,000	—	—

486 Eighth Avenue
-Retail	100.0%	—	—		3,000	—	3,000	—

Total Penn Plaza					7,821,000	7,680,000	141,000	2,256,688
Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	98.6%	59.88	(3)	1,347,000	1,347,000	—	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street
(ground leased through 2118)
-Office	100.0%	94.2%	74.83		539,000	539,000	—	—	Castle Harlan, Tournesol Realty LLC (Peter Marino),
-Retail	100.0%	13.1%	17.86		3,000	3,000	—	—
	100.0%	93.8%	74.52		542,000	542,000	—	—

715 Lexington Avenue
-Retail	100.0%	92.5%	100.39		23,000	23,000	—	—	New York & Company, Inc., Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	93.12		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	—	—		6,000	6,000	—	—

Total Midtown East					1,925,000	1,925,000	—	350,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown West:
888 Seventh Avenue								TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)								Pershing Square Capital Management,
-Office	100.0%	98.7%	$92.71	875,000	875,000	—	$375,000	Vornado Executive Headquarters
-Retail	100.0%	100.0%	260.93	15,000	15,000	—	—	Redeye Grill L.P.
	100.0%	98.7%	95.55	890,000	890,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	47.67	81,000	81,000	—	20,000
-Retail	50.0%	100.0%	134.19	22,000	22,000	—	—
	50.0%	87.9%	66.15	103,000	103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	100.0%	78.70	165,000	165,000	—	20,500	Young & Rubicam
-Retail	100.0%	100.0%	221.00	4,000	4,000	—	—	Lindy's
	51.2%	100.0%	82.07	169,000	169,000	—	20,500

Total Midtown West				1,162,000	1,162,000	—	415,500
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc., Franklin Templeton Co. LLC,
-Office	50.0%	95.0%	101.48	1,233,000	1,233,000	—	1,200,000	PJT Partners, Investcorp International Inc., Wells Fargo
-Retail	50.0%	100.0%	99.64	26,000	26,000	—	—	Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	95.1%	101.44	1,259,000	1,259,000	—	1,200,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	107.13	554,000	554,000	—	400,000	MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	269.39	17,000	17,000	—	—	Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	111.96	571,000	571,000	—	400,000

Total Park Avenue				1,830,000	1,830,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC,
-Office	100.0%	97.4%	77.89	937,000	937,000	—	—	Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	100.0%	131.53	24,000	24,000	—	—	Citibank, Starbucks
	100.0%	97.5%	79.23	961,000	961,000	—	—

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.,
-Office	25.0%	96.9%	77.54	813,000	813,000	—	500,000	Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	327.47	33,000	33,000	—	—	Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	97.0%	87.29	846,000	846,000	—	500,000

510 Fifth Avenue
-Retail	100.0%	100.0%	149.15	66,000	66,000	—	—	The North Face, Elie Tahari

Total Grand Central				1,873,000	1,873,000	—	500,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership		% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		100.0%	$90.60	246,000	246,000	—	$—	Avolon Aerospace*, GCA Savvian Inc.
-Retail	100.0%		100.0%	918.68	68,000	68,000	—	—	Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	100.0%		100.0%	269.93	314,000	314,000	—	—

666 Fifth Avenue
-Retail (Retail Condo)	100.0%	(4)	100.0%	455.94	114,000	114,000	—	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
					114,000	114,000	—	390,000

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		95.4%	81.63	299,000	299,000	—	—	Cosmetech Mably Int'l LLC.
-Retail	100.0%		47.3%	1,259.45	26,000	26,000	—	—	Coach
	100.0%		91.5%	175.85	325,000	325,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		99.0%	113.28	526,000	526,000	—	800,000	Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%		18.3%	1,250.54	67,000	67,000	—	—	Moncler USA Inc., Tod's
	20.1%		89.9%	241.78	593,000	593,000	—	800,000

689 Fifth Avenue
-Office	100.0%		90.0%	84.52	81,000	81,000	—	—	Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	819.90	17,000	17,000	—	—	MAC Cosmetics, Massimo Dutti
	100.0%		91.7%	212.08	98,000	98,000	—	—

655 Fifth Avenue
-Retail	92.5%		100.0%	235.62	57,000	57,000	—	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%		100.0%	2,618.98	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth					1,527,000	1,527,000	—	1,780,000

Midtown South:
770 Broadway
-Office	100.0%		100.0%	88.95	1,070,000	1,070,000	—	700,000	Facebook, Oath (Verizon), J. Crew
-Retail	100.0%		100.0%	64.92	109,000	109,000	—	—	Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%		100.0%	86.73	1,179,000	1,179,000	—	700,000

One Park Avenue									New York University, Clarins USA Inc.,
									BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%		99.0%	55.21	862,000	862,000	—	300,000	automotiveMastermind
-Retail	55.0%		100.0%	84.99	77,000	77,000	—	—	Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%		99.1%	57.65	939,000	939,000	—	300,000

4 Union Square South									Burlington Coat Factory, Whole Foods Market, DSW,
-Retail	100.0%		100.0%	105.92	206,000	206,000	—	113,495	Forever 21
								.
692 Broadway
-Retail	100.0%		100.0%	90.25	36,000	36,000	—	—	Equinox, Oath - formerly AOL (Verizon)

Other
-Retail	50.0%		—	—	36,000	—	36,000	30,000

Total Midtown South					2,396,000	2,360,000	36,000	1,143,495

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	100.0%	$80.90	2,038,000	2,038,000	—	$950,000	Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	177.87	76,000	76,000	—	—	Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	100.0%	84.39	2,114,000	2,114,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	99.8%	65.20	93,000	93,000	—	—
-Retail	100.0%	100.0%	471.33	44,000	44,000	—	—	Topshop
	100.0%	99.9%	195.64	137,000	137,000	—	—

Total Rockefeller Center				2,251,000	2,251,000	—	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	87.7%	41.33	246,000	246,000	—	—	Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	108.26	5,000	5,000	—	—	TD Bank
	100.0%	88.0%	42.67	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	246.23	65,000	65,000	—	—	Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—	—
	100.0%	100.0%		85,000	85,000	—	—

443 Broadway
Retail	100.0%	100.0%	95.90	16,000	16,000	—	—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	—	4,000	—
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—	—
	100.0%	100.0%		13,000	9,000	4,000	—

334 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—	—
-Residential (4 units)	100.0%	100.0%		11,000	11,000	—	—
	100.0%	73.3%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	93.6%	134.32	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	186.12	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	288.56	6,000	6,000	—	—	Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—	—
	100.0%	100.0%		7,000	7,000	—	—

Other
-Residential (26 units)	100.0%	76.9%		35,000	35,000	—	—

Total Soho				229,000	225,000	4,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$260.16	161,000	161,000	—	$—	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	95.3%	1,017.97	44,000	44,000	—	—	T-Mobile, Invicta, Swatch Group USA, Levi's*, Sephora*
-Theatre	100.0%	100.0%	13.68	62,000	62,000	—	—	Nederlander-Marquis Theatre
	100.0%	98.1%	379.76	106,000	106,000	—	—

Total Times Square				267,000	267,000	—	—
Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	620.68	18,000	18,000	—	—	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	500.48	8,000	8,000	—	—	Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—	—
-Retail	100.0%	66.7%	1,074.62	11,000	11,000	—	—	John Varvatos, J. Crew
	100.0%	84.1%		23,000	23,000	—	—

1131 Third Avenue
Retail	100.0%	100.0%	160.23	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill
Other
-Retail - 2 buildings	100.0%	100.0%	—	15,000	15,000	—	—
-Residential (8 units)	100.0%	100.0%		7,000	7,000	—	—
	100.0%	100.0%		22,000	22,000	—	—

Total Upper East Side				99,000	99,000	—	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	34.78	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	52.08	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	85.93	586,000	586,000	—	625,000	Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	78.68	43,000	43,000	—	—	IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	85.44	629,000	629,000	—	625,000

537 West 26th Street
-Retail	100%	100%		14,000	14,000	—	—

Total Chelsea/Meatpacking District				827,000	827,000	—	625,000

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	94.8%		283,000	283,000	—	80,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	98.9%		1,185,000	1,185,000	—	$550,000
-Retail	50.1%	100.0%	$54.62	72,000	60,000	12,000	—	Duane Reade, Food Emporium
	50.1%	98.9%		1,257,000	1,245,000	12,000	550,000

339 Greenwich Street
-Retail	100.0%	100.0%	105.00	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,253,000	12,000	550,000
New Jersey:
Paramus
-Office	100.0%	94.7%	22.89	129,000	129,000	—	—	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	71.99	44,000	44,000	—	—	Nike, Amazon

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	—	—	173,000	—	173,000	74,026

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	—	—	147,000	—	147,000	63,684	Aetna Life Insurance Company*
-Retail	45.1%	100.0%	287.61	23,000	23,000	—	—	Starbucks
	45.1%	100.0%	287.61	170,000	23,000	147,000	63,684

606 Broadway (19 East Houston Street)
-Office	50.0%	—	—	23,000	—	23,000	—
-Retail	50.0%	—	—	11,000	—	11,000	42,659
	50.0%	—	—	34,000	—	34,000	42,659

Moynihan Office Building
(ground and building leased through 2116)
-Office	50.1%	—	—	730,000	—	730,000	219,784
-Retail	50.1%	—	—	120,000	—	120,000	—
	50.1%	—	—	850,000	—	850,000	219,784

Total Properties to be Developed				1,227,000	23,000	1,204,000	400,153

New York Office:

Total		97.0%	$73.93	21,421,000	20,241,000	1,180,000	$8,471,546

Vornado's Ownership Interest		96.8%	$71.83	17,611,000	16,965,000	646,000	$5,752,563

New York Retail:

Total		95.4%	$224.28	2,888,000	2,671,000	217,000	$1,649,290

Vornado's Ownership Interest		96.7%	$222.14	2,549,000	2,421,000	128,000	$1,486,611

New York Residential:

Total		96.9%		1,568,000	1,568,000	—	$630,000

Vornado's Ownership Interest		96.9%		835,000	835,000	—	$315,470

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$116.25	889,000	889,000	—	$500,000	Bloomberg
-Retail	32.4%	99.4%	192.88	174,000	174,000	—	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	127.71	1,063,000	1,063,000	—	850,000

								Sears, Burlington Coat Factory,
Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.78	343,000	343,000	—	78,246	Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.84	609,000	609,000	—	255,223	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (5) (1.0 acre)	32.4%	100.0%	17.36	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	92.6%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)	32.4%	100.0%	—	—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	99.1%	78.57	2,437,000	2,437,000	—	1,251,469

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%			1,400,000	1,400,000	—	—

Total New York		97.1%	$88.83	29,714,000	28,317,000	1,397,000	$12,002,305

Vornado's Ownership Interest		96.9%	$75.88	23,185,000	22,411,000	774,000	$7,960,120
____________________
*    Lease not yet commenced.

(1)
Weighted average annual rent per square foot for office properties excludes garages and de minimis amounts of storage space.  Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $12.30 PSF.

(4)
We have reclassified our 49.5% interest in 666 Fifth Avenue Office Condominium from "New York" to "Other" in all periods presented because we do not intend to hold this asset on a long-term basis. 75,000 square feet is leased from 666

Fifth Avenue Office Condominium.

(5)	Leased by Alexander's through January 2037.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
555 California Street:
555 California Street	70.0%	97.4%	$75.36	1,506,000	1,506,000	—	$566,688	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	100.0%	67.59	235,000	235,000	—	—	Bank of America, Regus, Ripple Labs Inc., LendingHome Corporation
								Blue Shield*
345 Montgomery Street	70.0%	—	—	64,000	—	64,000	—

Total 555 California Street		97.8%	$74.29	1,805,000	1,741,000	64,000	$566,688

Vornado's Ownership Interest		97.8%	$74.29	1,264,000	1,219,000	45,000	$396,682

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	99.5%	$37.95	2,043,000	2,043,000	—		ConAgra Foods Inc., Allstate Insurance Company,
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.7%	48.51	1,532,000	1,532,000	—		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	98.1%	52.10	99,000	99,000	—
	100.0%	99.1%	42.69	3,674,000	3,674,000	—	$675,000

Other (2 properties)	50.0%	100.0%	38.94	19,000	19,000	—	32,791

Total theMART		99.1%	$42.67	3,693,000	3,693,000	—	$707,791

Vornado's Ownership Interest		99.1%	$42.67	3,684,000	3,684,000	—	$691,396
____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	$232.54	96,000	96,000	—		Sephora, Bank of America
- Residential (39 units)	100.0%	92.3%		59,000	59,000	—
	100.0%			155,000	155,000	—	$145,271

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	97.4%	102.60	44,000	44,000	—
- Office	75.3%	60.6%	44.93	197,000	197,000	—		American Management Association
	75.3%	67.3%	55.46	241,000	241,000	—	310,000

501 Broadway	100.0%	100.0%	264.03	9,000	9,000	—	23,000	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%	71.7%	175.93	51,000	49,000	2,000		Banana Republic
- Theatre	100.0%	100.0%	39.38	79,000	79,000	—		Regal Cinema
	100.0%	89.2%	81.53	130,000	128,000	2,000	82,750

Total Real Estate Fund	88.8%	82.4%		535,000	533,000	2,000	$561,021

Vornado's Ownership Interest	28.6%	78.6%		154,000	154,000	1,000	$136,205
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
New York:
666 Fifth Avenue Office Condominium(4)	49.5%	—	$—	1,448,000	—	—	1,448,000	$1,414,941	Colliers International NY LLC,
									Integrated Holding Group, Vinson & Elkins LLP
									HSBC Bank USA, Citibank
Virginia:
Rosslyn Plaza(5)									General Services Administration,
Office - 4 buildings	46.2%	65.9%	44.33	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
Residential - 2 buildings (197 units)	43.7%	93.4%		253,000	253,000	—	—
				989,000	685,000	—	304,000	40,148

Fashion Centre Mall(5)	7.5%	98.1%	48.79	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower(5)	7.5%	100.0%	50.8	170,000	170,000	—	—	40,000	Computer Science Corp.

New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	30.71	677,000	228,000	443,000	6,000	—	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		92.8%	$40.17	4,280,000	2,079,000	443,000	1,758,000	$1,905,089

Vornado's Ownership Interest		93.6%	$31.13	2,050,000	744,000	443,000	863,000	$754,385
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

(4)	We have reclassified our 49.5% interest in 666 Fifth Avenue Office Condominium from "New York" to "Other" in all periods presented because we do not intend to hold this asset on a long-term basis.

(5)	Reclassified to Other from our former Washington, DC segment.

APPENDIX
NON-GAAP RECONCILIATIONS

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended
		March 31,		December 31, 2017
		2018	2017
Net (loss) income attributable to common shareholders	(A)	$(17,841)	$47,752	$27,319
Per diluted share		$(0.09)	$0.25	$0.14

Certain expense (income) items that impact net (loss) income attributable to common shareholders:
Decrease in fair value of marketable securities resulting from a new GAAP accounting standard effective January 1, 2018		$34,660	$—	$—
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		23,503	—	—
Preferred share issuance costs		14,486	—	—
666 Fifth Avenue Office Condominium (49.5% interest)		3,492	10,197	3,042
Our share of real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest)		(814)	3,235	(529)
Loss (income) from discontinued operations (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)		363	(15,318)	1,535
220 Central Park South deferred tax benefit adjustment		—	—	34,800
Write-off of unsecured notes issuance		—	—	4,836
Other		3,420	949	(3,002)
		79,110	(937)	40,682
Noncontrolling interests' share of above adjustments		(4,881)	58	(2,522)
Total of certain expense (income) items that impact net (loss) income attributable to common shareholders	(B)	$74,229	$(879)	$38,160
Per diluted share (non-GAAP)		$0.39	$—	$0.20

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$56,388	$46,873	$65,479
Per diluted share (non-GAAP)		$0.30	$0.25	$0.34

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS
(unaudited and in thousands, except per share amounts)
		Three Months Ended
		March 31,		December 31, 2017
		2018	2017
Reconciliation of our net (loss) income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net (loss) income attributable to common shareholders	(A)	$(17,841)	$47,752	$27,319
Per diluted share		$(0.09)	$0.25	$0.14

FFO adjustments:
Depreciation and amortization of real property		$100,410	$130,469	$106,017
Net gains on sale of real estate		—	(2,267)	308
Proportionate share of adjustments to equity in net (loss) income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		28,106	39,074	28,247
Net gains on sale of real estate		(305)	(1,853)	(593)
Real estate impairment losses		4	3,051	145
		128,215	168,474	134,124
Noncontrolling interests' share of above adjustments		(7,911)	(10,517)	(8,310)
FFO adjustments, net	(B)	$120,304	$157,957	$125,814

FFO attributable to common shareholders (non-GAAP)	(A+B)	$102,463	$205,709	$153,133
Convertible preferred share dividends		16	20	18
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		102,479	205,729	153,151
Add back of income allocated to noncontrolling interests of the Operating Partnership		6,939	13,784	10,372
FFO - OP Basis (non-GAAP)		$109,418	$219,513	$163,523
FFO per diluted share (non-GAAP)		$0.54	$1.08	$0.80

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended
		March 31,		December 31, 2017
		2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP) (1)	(A)	$102,479	$205,729	$153,151
Per diluted share (non-GAAP)		$0.54	$1.08	$0.80

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Decrease in fair value of marketable securities resulting from a new GAAP accounting standard effective January 1, 2018		$34,660	$—	$—
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		23,503	—	—
Preferred share issuance costs		14,486	—	—
Our share of real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest)		(814)	3,235	(529)
FFO from discontinued operations (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)		363	(48,093)	1,535
666 Fifth Avenue Office Condominium (49.5% interest)		137	(3,553)	(1,103)
Tax expense related to the reduction of our taxable REIT subsidiaries deferred tax assets		—	—	34,800
Expense related to the prepayment of our 2.50% senior unsecured notes due 2019		—	—	4,836
Other		3,721	(249)	(2,863)
		76,056	(48,660)	36,676
Noncontrolling interests' share of above adjustments		(4,693)	3,036	(2,274)
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions	(B)	$71,363	$(45,624)	$34,402
Per diluted share		$0.37	$(0.24)	$0.18

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$173,842	$160,105	$187,553
Per diluted share (non-GAAP)		$0.91	$0.84	$0.98

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD
(unaudited and in thousands)

		Three Months Ended
		March 31,		December 31, 2017
		2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$102,479	$205,729	$153,151

Adjustments to arrive at FAD (non-GAAP):
Adjustments to FFO excluding FFO attributable to discontinued operations and sold properties		75,693	6,686	36,758
Recurring tenant improvements, leasing commissions and other capital expenditures		(48,545)	(72,491)	(62,636)
Stock-based compensation expense		13,669	14,276	5,510
Amortization of acquired below-market leases, net		(10,144)	(11,001)	(10,908)
Amortization of debt issuance costs		8,104	8,981	9,236
Straight-line rentals		(7,430)	(15,522)	(8,041)
Non real estate depreciation		1,635	1,994	1,629
Noncontrolling interests' share of above adjustments		(2,035)	4,186	1,764
	(B)	30,947	(62,891)	(26,688)

FAD (non-GAAP)	(A+B)	$133,426	$142,838	$126,463

FAD payout ratio (1)		90.0%	94.7%	90.9%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended
	March 31,		December 31, 2017
	2018	2017
Net income	$282	$73,847	$53,551

Deduct:
Loss (income) from partially owned entities	9,904	(1,358)	(9,622)
Loss (income) from real estate fund investments	8,807	(268)	(4,889)
Interest and other investment loss (income), net	24,384	(6,695)	(8,294)
Net gains on disposition of wholly owned and partially owned assets	—	(501)	—
Loss (income) from discontinued operations	363	(15,318)	(1,273)
NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,312)	(16,338)	(16,533)

Add:
Depreciation and amortization expense	108,686	105,128	114,166
General and administrative expense	43,633	47,237	35,139
Transaction related costs and other	13,156	752	703
NOI from partially owned entities	67,513	66,097	69,175
Interest and debt expense	88,166	82,724	93,073
Income tax expense	1,454	1,851	38,661
NOI at share	349,036	337,158	363,857
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(17,948)	(20,481)	(21,579)
NOI at share - cash basis	$331,088	$316,677	$342,278
- v -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended March 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
New York	$448,484	$426,239	$197,916	$183,107	$250,568	$243,132	$(15,167)	$(18,910)	$235,401	$224,222
Other	87,953	81,819	39,686	37,552	48,267	44,267	(665)	(2,253)	47,602	42,014
Consolidated total	536,437	508,058	237,602	220,659	298,835	287,399	(15,832)	(21,163)	283,003	266,236
Noncontrolling interests' share in consolidated subsidiaries	(27,050)	(25,869)	(9,738)	(9,531)	(17,312)	(16,338)	544	3,452	(16,768)	(12,886)
Our share of partially owned entities	110,300	109,481	42,787	43,384	67,513	66,097	(2,660)	(2,770)	64,853	63,327
Vornado's share	$619,687	$591,670	$270,651	$254,512	$349,036	$337,158	$(17,948)	$(20,481)	$331,088	$316,677

	For the Three Months Ended December 31, 2017
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$462,597	$195,421	$267,176	$(17,761)	$249,415
Other	73,629	29,590	44,039	160	44,199
Consolidated total	536,226	225,011	311,215	(17,601)	293,614
Noncontrolling interests' share in consolidated subsidiaries	(26,594)	(10,061)	(16,533)	315	(16,218)
Our share of partially owned entities	114,677	45,502	69,175	(4,293)	64,882
Vornado's share	$624,309	$260,452	$363,857	$(21,579)	$342,278
________________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

NET OPERATING INCOME AT SHARE BY REGION
(unaudited)

	Three Months Ended March 31,
	2018	2017
Region:
New York City metropolitan area	88%	88%
Chicago, IL	8%	8%
San Francisco, CA	4%	4%
	100%	100%

- vi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2018 COMPARED TO MARCH 31, 2017
(unaudited and in thousands)

	New York		theMART	555 California Street
NOI at share (non-GAAP) for the three months ended March 31, 2018	$288,596		$26,875	$13,511
Less NOI at share from:
Acquisitions	(350)		(85)	—
Dispositions	40		—	—
Development properties placed into and out of service	(412)		—	—
Lease termination income, net of straight-line and FAS 141 adjustments	(1,127)		—	—
Other non-operating income, net	(579)		—	—
Same store NOI at share (non-GAAP) for the three months ended March 31, 2018	$286,168		$26,790	$13,511

NOI at share (non-GAAP) for the three months ended March 31, 2017	$277,155		$25,889	$12,034
Less NOI at share from:
Acquisitions	—		31	—
Dispositions	(228)		—	—
Development properties placed into and out of service	16		—	—
Lease termination income, net of straight-line and FAS 141 adjustments	(638)		(20)	—
Other non-operating income, net	(1,084)		—	—
Same store NOI at share (non-GAAP) for the three months ended March 31, 2017	$275,221		$25,900	$12,034

Increase in same store NOI at share for the three months ended March 31, 2018 compared to March 31, 2017	$10,947		$890	$1,477

% increase in same store NOI at share	4.0%	(1)	3.4%	12.3%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 3.7% .

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2018 COMPARED TO DECEMBER 31, 2017
(unaudited and in thousands)

	New York		theMART		555 California Street
NOI at share (non-GAAP) for the three months ended March 31, 2018	$288,596		$26,875		$13,511
Less NOI at share from:
Acquisitions	(109)		(85)		—
Dispositions	40		—		—
Development properties placed into and out of service	(412)		—		—
Lease termination income, net of straight-line and FAS 141 adjustments	(1,127)		—		—
Other non-operating income, net	(579)		—		—
Same store NOI at share (non-GAAP) for the three months ended March 31, 2018	$286,409		$26,790		$13,511

NOI at share (non-GAAP) for the three months ended December 31, 2017	$304,228		$24,249		$12,003
Less NOI at share from:
Acquisitions	2		(46)		—
Dispositions	(8)		—		—
Development properties placed into and out of service	309		—		—
Lease termination income, net of straight-line and FAS 141 adjustments	(984)		—		—
Other non-operating income, net	(16)		—		—
Same store NOI at share (non-GAAP) for the three months ended December 31, 2017	$303,531		$24,203		$12,003

(Decrease) increase in same store NOI at share for the three months ended March 31, 2018 compared to December 31, 2017	$(17,122)		$2,587		$1,508

% (decrease) increase in same store NOI at share	(5.6)%	(1)	10.7%	(2)	12.6%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share decreased by 2.2%.

(2)	Excluding tradeshows seasonality, same store NOI at share decreased by 0.7%.

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2018 COMPARED TO MARCH 31, 2017
(unaudited and in thousands)

	New York		theMART	555 California Street
NOI at share - cash basis (non-GAAP) for the three months ended March 31, 2018	$271,273		$27,079	$12,826
Less NOI at share - cash basis from:
Acquisitions	(200)		(85)	—
Dispositions	40		—	—
Development properties placed into and out of service	(603)		—	—
Lease termination income	(1,061)		—	—
Other non-operating income, net	(579)		—	—
Same store NOI at share - cash basis (non-GAAP) for the three months ended March 31, 2018	$268,870		$26,994	$12,826

NOI at share - cash basis (non-GAAP) for the three months ended March 31, 2017	$258,783		$24,532	$11,325
Less NOI at share - cash basis from:
Acquisitions	—		31	—
Dispositions	(228)		—	—
Development properties placed into and out of service	106		—	—
Lease termination income	(3,030)		(31)	—
Other non-operating income, net	(1,029)		—	—
Same store NOI at share - cash basis (non-GAAP) for the three months ended March 31, 2017	$254,602		$24,532	$11,325

Increase in same store NOI at share - cash basis for the three months ended March 31, 2018 compared to March 31, 2017	$14,268		$2,462	$1,501

% increase in same store NOI at share - cash basis	5.6%	(1)	10.0%	13.3%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 5.3%.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2018 COMPARED TO DECEMBER 31, 2017
(unaudited and in thousands)

	New York		theMART		555 California Street
NOI at share - cash basis (non-GAAP) for the three months ended March 31, 2018	$271,273		$27,079		$12,826
Less NOI at share - cash basis from:
Acquisitions	(109)		(85)		—
Dispositions	40		—		—
Development properties placed into and out of service	(603)		—		—
Lease termination income	(1,061)		—		—
Other non-operating income, net	(579)		—		—
Same store NOI at share - cash basis (non-GAAP) for the three months ended March 31, 2018	$268,961		$26,994		$12,826

NOI at share - cash basis (non-GAAP) for the three months ended December 31, 2017	$282,787		$24,396		$11,916
Less NOI at share - cash basis from:
Acquisitions	2		(46)		—
Dispositions	(8)		—		—
Development properties placed into and out of service	253		—		—
Lease termination income	(1,393)		—		—
Other non-operating income, net	(16)		—		—
Same store NOI at share - cash basis (non-GAAP) for the three months ended December 31, 2017	$281,625		$24,350		$11,916

(Decrease) increase in same store NOI at share - cash basis for the three months ended March 31, 2018 compared to December 31, 2017	$(12,664)		$2,644		$910

% (decrease) increase in same store NOI at share - cash basis	(4.5)%	(1)	10.9%	(2)	7.6%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis decreased by 0.8%.

(2)	Excluding tradeshows seasonality, same store NOI at share - cash basis decreased by 0.5%.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED)
(unaudited and in thousands)

Three Months Ended March 31, 2018
Consolidated revenues	$536,437
Noncontrolling interest adjustments	(27,050)
Consolidated revenues at our share (non-GAAP)	509,387
Unconsolidated revenues at our share, excluding Toys "R" Us, Inc.	110,300
Our pro rata share of revenues (non-GAAP)	$619,687
Our pro rata share of revenues (annualized) (non-GAAP)	$2,478,748

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP)
(unaudited and in thousands)

	Three Months Ended March 31, 2018
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$8,102,238	$62,480	$8,164,718
Senior unsecured notes	843,125	6,875	850,000
$750 Million unsecured term loan	749,114	886	750,000
$2.5 Billion unsecured revolving credit facilities	80,000	—	80,000
	$9,774,477	$70,241	$9,844,718

- xi -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre
(unaudited and in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures.

		Three Months Ended
		March 31,		December 31, 2017
		2018	2017
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	(A)	$282	$73,847	$53,551

EBITDAre adjustments:
Depreciation and amortization (March 31, 2017 includes $33,683 of discontinued operations)		108,687	138,811	114,166
Interest and debt expense (March 31, 2017 includes $11,561 of discontinued operations)		88,166	94,285	93,073
Income tax expense (March 31, 2017 includes $354 of discontinued operations)		1,454	2,205	38,453
Net (gains) losses on sale of depreciable assets		—	(2,267)	308
Adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures		61,877	68,266	61,844
	(B)	260,184	301,300	307,844

EBITDAre (non-GAAP)	(A+B)	$260,466	$375,147	$361,395

- xii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED
(unaudited and in thousands)
		Three Months Ended
		March 31,		December 31, 2017
		2018	2017
EBITDAre (non-GAAP)	(A)	$260,466	$375,147	$361,395

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(B)	(4,314)	(18,813)	(20,352)

Certain expense (income) items that impact EBITDAre:
Decrease in fair value of marketable securities resulting from a new GAAP accounting standard effective January 1, 2018		34,660	—	—
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		23,503	—	—
666 Fifth Avenue Office Condominium (49.5% interest)		(6,648)	(6,149)	(6,553)
Our share of real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest)		(814)	3,235	(529)
EBITDAre from discontinued operations (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)		363	(62,092)	(758)
Other		1,192	(249)	(560)
	(C)	52,256	(65,255)	(8,400)

EBITDAre, as adjusted (non-GAAP)	(A+B+C)	$308,408	$291,079	$332,643

- xiii -